                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Jamie  B.  Coulter,  Chief  Executive  Officer  of Lone  Star
Steakhouse & Saloon, Inc., a Delaware  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the period  ended  March 22, 2005 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ Jamie B. Coulter
                                                ---------------------
                                                Jamie B. Coulter
                                                Chief Executive Officer
                                                May 2, 2005